The Royce Fund
Supplement to the Prospectus dated May 1, 2012
Royce Pennsylvania Mutual Fund	Royce 100 Fund
Royce Heritage Fund	Royce Special Equity Multi-Cap Fund
Royce Total Return Fund	Royce Low-Priced Stock Fund
Royce Premier Fund	Royce Opportunity Fund
Royce Special Equity Fund	Royce Value Plus Fund
Royce Value Fund

Effective September 28, 2012, the minimum initial investment requirement of $1,000,000 relating to the Institutional Class shares of the Funds is not applicable to employer-sponsored Retirement Plans with plan level or omnibus accounts held on the books of a Fund.  Retirement Plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit pension plans, profit sharing plans, nonqualified deferred compensation plans, and other similar employer-sponsored retirement plans and rollover accounts from such plans to individual retirement vehicles, such as Traditional and Roth IRAs. Retirement Plans do not include individual retirement vehicles, such as Traditional and Roth IRAs, Coverdell Education Savings Accounts, individual 403(b)(7) custodian accounts, Keogh plans or Section 529 college savings accounts. The exception to the minimum initial investment does not apply to retail non-retirement accounts, SEPs, SARSEPs or SIMPLE IRAs.

September 27, 2012

NOMIN-SUPP-0912